Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Seawright Holdings, Inc. (the “Company”) on Form 10-QSB for the period ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joel Sens, Chief Executive Officer and Treasurer (principal executive officer and principal financial officer), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) Information contained in the Report fairly represents, in all material aspects, the financial condition and results of operations of the Company.

By: /s/ Joel Sens Name: Joel Sens Title: Chief Executive Officer and Treasurer (principal executive officer and principal financial officer)
Date: November 14, 2006